Fees Summary	Sep. 23, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 6,504.56
Total Fee Amount	6,504.56
Total Transaction Valuation	42,485,677.00
Total Offset Amount	0.00
Net Fee	$ 0.00